PROXY INFORMATION

Shareholders of record as of the close of business on December 3, 2004 of the Premier U.S. Government Money Portfolio (the "fund") have been mailed a proxy statement asking for approval of a new investment advisory agreement. The proxy statement for the fund contains disclosure information about the proposal for which votes are being solicited.

To read answers to common questions regarding your fund's proposal, access the fund's proxy information, which contains the proxy statement, prospectus, and annual report.

--------------------------------------------------------------------------------
WAYS TO VOTE.

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET

(COMPUTER GRAPHIC)

You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE

(TELEPHONE GRAPHIC)

Call toll-free 1.800.690.6903. Enter the control number listed on the proxy card and follow the recorded instructions.

BY MAIL

(MAILBOX GRAPHIC)

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

The shareholder meeting will be held on February 24, 2005. Please notify AIM Investments at 1.800.952.3502 if you plan to vote your shares at the meeting.

--------------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications, Inc., may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------
                  AIM INVESTMENT SERVICES, INC. 12/2004


           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

QUESTIONS & ANSWERS FOR PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

- You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

- You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-877-288-2099 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

- You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

- If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 24, 2005 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from the proxy solicitor reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

- SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

- CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

- FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on February 24, 2005.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?

      - To approve a new Investment Advisory Agreement between Premier U.S. Government Money Portfolio and A I M Advisors, Inc.

WHAT AM I BEING ASKED TO VOTE ON?

      - You are being asked to vote on the approval of a new Investment Advisory Agreement with A I M Advisors, Inc.

WHY IS THE NEW INVESTMENT ADVISORY AGREEMENT BEING PROPOSED?

The Fund's board and AIM believe the proposed new Investment Advisory Agreement will benefit the Fund's shareholders because:

      - AIM intends voluntarily to waive advisory fees for the Fund in an amount necessary to limit the advisory fee to 0.17% of the Fund's average daily net assets.

      - The proposed voluntary advisory fee waiver together with the "all-in" nature of the proposed advisory agreement will result in the Fund paying lower aggregate fees for advisory and other services than the Fund currently pays.

      - The Fund's total annual operating expenses under the proposed new advisory agreement should be substantially less than such expenses under the current advisory agreement and related service agreements.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

Further details can be found in the section of the proxy statement titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSAL?

The board recommends that you vote FOR the proposal.

--------------------------------------------------------------------------------
                        A I M DISTRIBUTORS, INC. 12/2004

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

PROXY INFORMATION

Shareholders of record as of the close of business on December 3, 2004 of the Premier U.S. Government Money Portfolio (the "fund") have been mailed a proxy statement asking for approval of a new investment advisory agreement. The proxy statement for the fund contains disclosure information about the proposal for which votes are being solicited.

To read answers to common questions regarding your fund's proposal, access the fund's proxy information, which contains the proxy statement, prospectus, and annual report.

--------------------------------------------------------------------------------

WAYS TO VOTE.

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET

(COMPUTER GRAPHIC)

You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE

(TELEPHONE GRAPHIC)

Call toll-free 1.800.690.6903. Enter the control number listed on the proxy card and follow the recorded instructions.

BY MAIL

(MAILBOX GRAPHIC)

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

The shareholder meeting will be held on February 24, 2005. Please notify AIM Investments at 1.800.952.3502 if you plan to vote your shares at the meeting.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications, Inc., may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

                  AIM INVESTMENT SERVICES, INC. 12/2004

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

PUBLIC HOME PAGE

-     Added 12/23/04

-     Added 12/20/04

-     Added 12/22/04

-     Added 12/15/04

-     Added - 11/30/04

-     Added - 11/29/2004

-     Added 11/22/04

-     Added 11/15/04

-     Added 9/30/04

-     Focus On - Added 6/29/04

--------------------------------------------------------------------------------

ADDED 12/23/04

Access final 2004 CAPITAL GAIN & INCOME DISTRIBUTIONS. (12/23/04)

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED 12/30/04

VOTE YOUR PROXY for Premier U.S. Government Money Portfolio. (12/20/04)

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED 12/22/04

To help with year-end planning access AIM'S 2004 TAX CENTER. (12/22/04)

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED 12/15/04

Access November 30 fund information for the AIM Select Real Estate Income Fund: (12/15/04)

-     DAILY PRICES AND RETURNS

-     PORTFOLIO DATA (PDF)

-     PRESS RELEASE

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED - 11/30/04

Press Release: AIM Investments ANNOUNCED TODAY CHANGES TO THE MANAGEMENT TEAM and investment style of AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund. (11/30/04)

                                                                   Return to Top

--------------------------------------------------------------------------------


ADDED - 11/29/2004

VIEW OUR COMMERCIALS to find out what it means to be an AIM Solutions Builder. (11/29/04)

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED 11/22/04

Access AIM's requirements and procedures regarding the PURCHASE, REDEMPTION AND PRICING OF FUND SHARES. (PDF) (11/22/04)

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED 11/15/04

Access October 31 fund information for the AIM Select Real Estate Income
Fund: (11/15/04)

-     DAILY PRICES AND RETURNS

-     PORTFOLIO DATA (PDF)

-     PRESS RELEASE

                                                                   Return to Top

--------------------------------------------------------------------------------

ADDED 9/30/04

Q&A regarding AIM and INVESCO BRAND CHANGE. (9/30/04)

                                                                   Return to Top

--------------------------------------------------------------------------------

FOCUS ON - ADDED 6/29/04

(AIM ALLOCATION SOLUTIONS (SERVICE MARK) LOGO)

                                                                   Return to Top

--------------------------------------------------------------------------------

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

BROKER HOME PAGE

      -     Added - 12/22/04

      -     Added 12/20/04

      -     Added 12/15/04

      -     Added 12/14/04

      -     Added - 12/3/04

      -     Added 11/29/2004

      -     Added 11/23/2004

      -     Added 11/15/04

      -     Focus On - 11/1/04

--------------------------------------------------------------------------------

ADDED - 12/22/04

To help with year-end planning access AIM'S 2004 TAX CENTER. (12/22/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED 12/20/04

VOTE YOUR PROXY for Premier U.S. Government Money Portfolio. (12/20/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED 12/15/04

Access November 30 fund information for the AIM Select Real Estate Income Fund:
(12/15/04)

-     DAILY PRICES AND RETURNS

-     PORTFOLIO DATA (PDF)

-     PRESS RELEASE

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED 12/14/04

AIM SMALL CAP EQUITY FUND reopened to all new investors. (PDF) (12/14/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED - 12/3/04

SALES IDEA: Create a sense of urgency with clients using The Price of Procrastination. (12/3/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED 11/29/2004

VIEW OUR COMMERCIALS to find out what it means to be an AIM Solutions Builder. (11/29/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED 11/23/2004

Access ESTIMATED 2004 CAPITAL GAIN DISTRIBUTIONS as of October 31, 2004. (11/23/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ADDED 11/15/04

Access October 31 fund information for the AIM Select Real Estate Income Fund:
(11/15/04)

-     DAILY PRICES AND RETURNS

-     PORTFOLIO DATA (PDF)

-     PRESS RELEASE

                                                            Return to Top

--------------------------------------------------------------------------------

FOCUS ON - 11/1/04

(AIM ALLOCATION SOLUTIONS (SERVICE MARK) LOGO)

                                                            Return to Top

--------------------------------------------------------------------------------

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

TRUST CONSULTANTS HOME PAGE

      -     Focus On - Added 12/20/04

      -     Focus On - Added 12/14/04

      -     Focus On - Added 11/30/04

      -     Focus On - Added 11/23/04

--------------------------------------------------------------------------------

FOCUS ON - ADDED 12/20/04

VOTE YOUR PROXY for Premier U.S. Government Money Portfolio. (12/20/04)

                                                            Return to Top

--------------------------------------------------------------------------------

FOCUS ON - ADDED 12/14/04

AIM SMALL CAP EQUITY FUND reopened to all new investors. (PDF) (12/14/04)

                                                            Return to Top

--------------------------------------------------------------------------------

FOCUS ON - ADDED 11/30/04

Press Release: AIM Investments ANNOUNCED TODAY CHANGES TO THE MANAGEMENT TEAM and investment style of AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund. (11/30/04)

                                                            Return to Top

--------------------------------------------------------------------------------

FOCUS ON - ADDED 11/23/04

Access ESTIMATED 2004 CAPITAL GAIN DISTRIBUTIONS as of October 31, 2004. (11/23/04)
                                                            Return to Top
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

(CHECK BOX LOGO) YOUR ACCOUNT NEWS

            -     ALL

            -     44

-      ALL

-      ALL

-      ALL

-      ALL

-      ALL

--------------------------------------------------------------------------------
ALL

PLEASE NOTE: THE MARKETS WILL BE CLOSED ON FRIDAY, DECEMBER 24 FOR THE CHRISTMAS HOLIDAY. ANY TRANSACTIONS SUBMITTED ON FRIDAY, DECEMBER 24, WILL RECEIVE A MONDAY, DECEMBER 27 TRADE DATE. (12/21/04)

                                                            Return to Top

--------------------------------------------------------------------------------

44

VOTE YOUR PROXY for
Premier U.S. Government Money Portfolio.

                                                            Return to Top

--------------------------------------------------------------------------------

ALL

Access AIM's requirements and procedures regarding the PURCHASE, REDEMPTION AND PRICING OF FUND SHARES. (PDF) (11/22/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ALL

UPDATED 10/12/04

-     REGULATORY INQUIRIES AND PENDING LITIGATION (PDF) (10/12/04)

-     AN IMPORTANT MESSAGE TO OUR CLIENTS REGARDING FINAL REGULATORY SETTLEMENTS
      (PDF) (10/8/04)

-     Q&A REGARDING FINAL REGULATORY SETTLEMENTS (PDF) (10/8/04)

-     Press Release: AMVESCAP REACHES FINAL SETTLEMENT WITH REGULATORS (PDF)
      (10/8/04)

-     MESSAGE TO CLIENTS REGARDING INVESTMENTS DEPARTMENT LEADERSHIP (PDF)
      (10/4/04)

-     AN IMPORTANT MESSAGE TO OUR CLIENTS (PDF) (9/7/04)

-     AMVESCAP PLC ANNOUNCES AGREEMENTS WITH SEC, NEW YORK, COLORADO, GEORGIA
      (PDF) (9/7/04)

-     Q & A REGARDING REGULATORY AGREEMENTS IN PRINCIPLE (PDF) (9/7/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ALL

AIMINVESTMENTS.COM WILL BE UNDERGOING SCHEDULED MAINTENANCE SATURDAY, NOVEMBER 13, AND SUNDAY, NOVEMBER 14. DURING THAT TIME, SOME FUNCTIONALITY MAY BE TEMPORARILY UNAVAILABLE. WE APOLOGIZE FOR ANY INCONVENIENCE. (11/10/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ALL

Q&A regarding AIM and INVESCO BRAND CHANGE. (9/30/04)

                                                            Return to Top

--------------------------------------------------------------------------------

ALL

(TURBO TAX LOGO)

Prepare your federal and state tax return using the TurboTax(R) for the Web(SM) service and get a 15% discount(1) off the regular price.

-     START/CONTINUE TAX RETURN

-     LEARN MORE

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

SERVICE CENTER

If you have a question that is not addressed here, please contact us.

SHAREHOLDER HELP:
--------------------------------------------------------------------------------

ACCOUNT ACCESS

Account Access Problems
Blocking Account Access
Browser Requirements
Change a PIN
Create a PIN
Forgot PIN
Security
What You Can Do Online

ACCOUNT INFORMATION

Account Types
How to Read Your Quarterly Account Statement
Purchase, Redemption and Pricing of Shares (NEW GRAPHIC)(11/22/04) (PDF) Q&A regarding AIM and INVESCO brand change (PDF)
Rights of Accumulation & Letter of Intent
Shareholder Guide (PDF)
Vote your proxy for Premier U.S. Government Money Portfolio.
(NEW GRAPHIC) (12/22/04)

TRANSACTIONS

Cancel Pending Trades
Change Contribution Rates
Change Current Allocations
Change Future Allocations
Difference Between Share Classes
Exchange Shares
Minimum Initial Investment Amounts
Open an Account
Place Online Transactions
Purchase More Shares
Redeem Shares

MAINTENANCE

Address
Asset Allocation
Beneficiary of an Individual or Joint Account
Beneficiary of a Retirement Account
Check Writing Privileges
Date of Birth
Distribution Options
eDelivery
Loans
Name on Account
Ownership of Account
Systematic Exchange Plan
Systematic Purchase Plan
Systematic Withdrawal Plan

HISTORY

Help Downloading Statements and Tax Forms
Statements
Tax Forms

DOWNLOAD TOOLS

Download to Microsoft(R) Money
Download to Quicken(R)
TurboTax(R) for the Web(SM) Service

--------------------------------------------------------------------------------

                  AIM INVESTMENT SERVICES, INC. 12/2004

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

SERVICE CENTER

Useful information at your fingertips to help you service your client's account.


CLIENT ACCOUNT INFORMATION

- Account Access

- Account Types

- Dealer Statement Suppression

- Forms

- Purchase, Redemption and Pricing of Shares (NEW GRAPHIC) (11/22/04) (PDF)

- Rights of Accumulation & Letter of Intent

- Shareholder Guide (PDF)

- Transfer of Assets/Rollover Tracking

- Vote your proxy for Premier U.S. Government Money Portfolio.(12/22/04)


SHAREHOLDER HELP

- Account Access

- Download to Money

- Download to Quicken

- History

- How to Read Your Quarterly Account Statement

- Maintenance

- Transactions

- TurboTax(R) for the Web(SM) Service


CONTACT US VIA EMAIL

- Account Questions

- Change of Address

- General Questions/Comments

- Request an AIM Wholesaler

- Update Client's Address

- Update Client's Date of Birth

--------------------------------------------------------------------------------

                               FOR BROKER USE ONLY

     THIS MATERIAL MAY NOT BE QUOTED, REPRODUCED, OR SHOWN TO MEMBERS OF THE
      PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                        A I M DISTRIBUTORS, INC. 12/2004

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

MY ACCOUNT

ACCOUNT ACCESS -- Check your account balance, perform account maintenance, place transactions and view statements.

RETIREMENT PLAN MANAGER -- (for plan administrators and employers) Access plan information and tools to help you effectively manage your retirement plans. Unfamiliar with RPM? Learn more and visit our demo today.

SERVICE CENTER -- Access information pertaining to your account and servicing needs.

2004 TAX CENTER -- Access tax-related information that will help with your year-end planning.

PROXY INFORMATION -- Vote your proxy for Premier U.S. Government Money
Portfolio.

         Prospectuses | Help | Site Map | Terms of Use | Privacy
         ------------   ----   --------   ------------   -------

--------------------------------------------------------------------------------

CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT ANY AIM FUND, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

                        Investment products offered are:
          (NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE LOGO)

                     A I M DISTRIBUTORS, INC. 12/2004

           (C) 2004 A I M MANAGEMENT GROUP, INC. All Rights Reserved.

Contact Us | Log Off                         YOUR GOALS. OUR SOLUTIONS.
                                                 --Servicemark--

[AIM INVESTMENTS LOGO APPEARS HERE]


  MY              Statements           Service
Account           & Tax Forms          Center

Welcome

                           CLICK ACCOUNT
MY ACCOUNT                 FOR DETAILS

NOTE: ACCOUNT ACCESS MAY BE UNAVAILABLE DURING SCHEDULED MAINTENANCE ON SUNDAYS FROM MIDNIGHT TO 4 A.M. CENTRAL TIME.

MY NEWS & UPDATES



o   (CHECK BOX GRAPHIC) VOTE YOUR PROXY for Premier U.S. Government Money
    Portfolio.

o   MESSAGE FOR SHAREHOLDERS REGARDING FEE REDUCTIONS (PDF) (12/29/04)

o   SETTLED ACTIONS/INVESTIGATIONS (MARKET TIMING); REGULATORY
    INQUIRIES/LITIGATION (PDF) (12/23/04)

o   AN IMPORTANT MESSAGE TO OUR CLIENTS REGARDING FINAL REGULATORY SETTLEMENTS
    (PDF) (10/8/04)

o   Q&A REGARDING FINAL REGULATORY SETTLEMENTS (PDF) (10/8/04)

o   Press Release: AMVESCAP REACHES FINAL SETTLEMENT WITH REGULATORS (PDF)
    (10/8/04)

o   MESSAGE TO CLIENTS REGARDING INVESTMENTS DEPARTMENT LEADERSHIP (PDF)
    (10/4/04)

o   AN IMPORTANT MESSAGE TO OUR CLIENTS (PDF) (9/7/04)

o   AMVESCAP PLC ANNOUNCES AGREEMENTS WITH SEC, NEW YORK, COLORADO, GEORGIA
    (PDF) (9/7/04)

o   Q & A REGARDING REGULATORY AGREEMENTS IN PRINCIPLE (PDF) (9/7/04)


I WOULD LIKE TO . . .

o   View transaction history

o   Make a transaction

o   View quarterly account balance

o   Change my address

o   Register for eDelivery

o   View transfer/rollover status

o   Update my date of birth

o   Check daily prices & performance

 POWERED BY STOCKPOINT, INC. DATA/NEWS FEED IS SEAMLESSLY INTEGRATED INTO SITE.


The information available through this section is provided by StockPoint, Inc., which is not affiliated with A I M Management Group Inc. or any of its subsidiaries (collectively, "AIM"). A I M Distributors, Inc. is the distributor for The AIM Family of Funds--Registered Trademark--. AIM Private Asset Management, Inc. and A I M Capital Management, Inc. provide advisory services to individuals and institutional clients. Neither AIM Private Asset Management, Inc. nor A I M Capital Management, Inc. sell securities. Any securities mentioned within any articles are not recommendations of AIM. The news and articles provided are for information purposes only and should not be used or construed as an offer to sell, a solicitation of an offer to buy, or a recommendation for any security. AIM does not guarantee that the information supplied is accurate, complete or timely, or make any warranties with regard to the results obtained from its use. AIM makes no representations regarding the suitability or potential value of any particular investment or information source.

(1)To take advantage of this offer, you must access the TurboTax for the Web service through AIMinvestments.com each time you access your TurboTax tax return. If you access this service through another site or TurboTax software, you will not receive the discount.


TurboTax is a registered trademark and TurboTax for the Web is a service mark of Intuit Inc and is not affiliated with A I M Management Group Inc. or any of its subsidiaries (collectively, "AIM").

--------------------------------------------------------------------------------

                         AIM INVESTMENT SERVICES, INC.

            (C) 2004 A I M Management Group Inc. All rights Reserved

FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:       Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online
                directions.

TELEPHONE:      Call 1-800-690-6903 and follow the simple instructions.

MAIL:           Vote, sign, date and return your proxy by mail.

IN PERSON:      Vote at the Special Meeting of Shareholders.

IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.


999 999 999 999 99


PREMIER U.S. GOVERNMENT MONEY PORTFOLIO (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM TREASURER'S SERIES TRUST (THE "REGISTRANT")

PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 24, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham and Kevin
M. Carome, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on February 24, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
PLEASE DO NOT RETURN YOUR PROXY CARD.

  PROXY MUST BE SIGNED AND DATED BELOW.


Dated ____________________ 200__

_________________________________________________________
Signature(s) (if held jointly)          (SIGN IN THE BOX)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.


AIM PMM DH

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                         X

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY THE REGISTRANT.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.


1. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.


FOR        AGAINST       ABSTAIN

0             0               0


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.

AIM PMM DH
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                                   IVR TESTING

Hello,

Thank you for calling the telephone Proxy Voting Service

Press 1 if you are calling from a touch tone phone and have your proxy form in front of you.

Let's begin, please enter the control number which is labeled as such or located in a box indicated by the arrow on the vote instruction form, followed by the # signed.

Thank you,

If you would like to vote as the Board recommends, Press 1

         Press 1: You have elected to vote as the Board has recommended. You have voted for proposal one. If this is correct press 1. If this is not correct press 2. If you would like your voted repeated to you press 3.

If you elect to vote each proposal individually, Press 2

         Press 2: We are ready to accept your vote for proposal one. If you are voting for this proposal, Press 1; If you are voting against this proposal, Press 2; If you wish to abstain, Press 3.

         If you are voting for this proposal, Press 1: You have voted for proposal one. If this is correct press 1. If this is not correct press
         2. If you would like your vote repeated to you press 3.

         If you are voting against this proposal, Press 2: You have voted against proposal one. If this is correct press 1. If this is not correct press 2. If you would like your vote repeated to you press 3.

         If you wish to abstain, Press 3: You have voted to abstain from proposal one. If this is correct press 1. If this is not correct press
         2. If you would like your vote repeated to you press 3.

A vote has been recorded for control number 23004499999999. If this concludes your business press 1 (All of your votes have been recorded by the telephone proxy service. Do not mail in your proxy card keep it as a record of your vote.).

If you would like to vote for another proxy election press 2.

Thank you for calling the telephone proxy service. This concludes your transaction